LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 3, 2015

TO THE PROSPECTUS DATED MARCH 1, 2015 OF

CLEARBRIDGE LARGE CAP VALUE FUND

The following information supplements and replaces any information to the contrary in the fund’s Prospectus that appears in the section titled “More on fund management – Expense limitation”:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses) so that total annual operating expenses are not expected to exceed 1.42% for Class A2 shares, 1.20% for Class FI shares, 1.45% for Class R shares and 0.90% for Class I shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. Effective March 1, 2015, total annual fund operating expenses for Class 1 shares will not exceed total annual fund operating expenses for Class A2 shares, subject to recapture as described below. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent. These arrangements may be terminated prior to those dates by agreement of the manager and the Board, and may be terminated at any time after those dates by the manager. These arrangements, however, may be modified by the manager to decrease total annual operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Please retain this supplement for future reference

CBAX167308